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                                                                   Exhibit 10.7

THIS WARRANT AND ANY UNITS OR SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT AND THE UNITS OR SHARES ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED HEREIN.

No. W-5                 WARRANT TO PURCHASE 33,333 CLASS II
                         MEMBERSHIP UNITS OF COMMON STOCK

WARRANT CERTIFICATE TO PURCHASE 33,333 CLASS II MEMBERSHIP UNITS

                                 WATTMONITOR LLC

THIS CERTIFIES THAT, FOR VALUE RECEIVED GERALD ALDERSON or his registered assigns (the "Registered Holder") is the owner of one Warrant (the "Warrant") which shall initially entitle the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate, 33,333 Class II Membership Units (each, a "Unit" and collectively, the "Warrant Shares"), of WattMonitor LLC, a Delaware limited liability company (the "Company"), at any time from December 29, 1998, until 5:00 p.m., New York time on December 29, 2005 (the "Expiration Date").

                  1. (a) The Warrant is exercisable upon the presentation and surrender of this Warrant Certificate with the Form of Election attached hereto duly executed, at the offices of the Company, accompanied by payment of $1.50 per Unit subject to adjustment (the "Purchase Price"), in lawful money of the United States of America in cash or by check made payable to the Company or in accordance with Section 1(b) hereof.

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                     (b) In addition to the method of payment set forth in
Section 1(a) and in lieu of any cash payment required thereunder, the Registered Holder of the Warrant shall have the right at any time and from time to time to exercise the Warrant in full or in part by surrendering this Warrant Certificate in the manner specified in Section1(a) in exchange for the number of Warrant Shares equal to the product of (x) the number of Warrant Shares as to which the Warrant is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (as defined in Section 1(c) hereof) of the Warrant Shares minus the Purchase Price of the Warrant Shares and the denominator of which is the Market Price. Solely for the purposes of this Section 1(b), Market Price shall be calculated either (i) on the date on which the Form of Election attached hereto is deemed to have been presented and surrendered to the Company pursuant to 1(a) hereof ("Exercise Date") or (ii) as the average of the Market Price for each of the five trading days immediately proceeding the Exercise Date, whichever of (i) or (ii) results in a greater Market Price.

                        (c) (i) As used herein, the phrase "Market Price" of the Warrant Shares, at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Warrant Shares are listed or admitted to trading or by the Nasdaq National Market ("Nasdaq/NM") or the Nasdaq Small Cap Market ("Nasdaq Small Cap"), or, if the Warrant Shares are not listed or admitted to trading on any national securities exchange or quoted by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the average closing bid price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through Nasdaq or similar organization if Nasdaq is no longer reporting such information.

                           (ii) If the Market Price of the Warrant Shares
cannot be determined pursuant to Section 1(c)(i) above, the Market Price of the Warrant Shares shall be determined in good faith (using customary valuation methods) by resolution of the members of the Board of Directors of the Company, based on the best information available to it.

                  (d) If the Company converts from a limited liability company to a corporate form, the rights granted hereunder shall automatically convert to the right to acquire Common Stock of the Company, in conformance with the Reorganization Plan established by the Company's Board of Managers pursuant to
Article XII of the Company's Limited Liability Company Agreement.

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                  2. In the event of certain contingencies provided for herein, the Purchase Price and the number of Units subject to purchase upon the exercise of the Warrant represented hereby are subject to modification or adjustment.

                  3. The Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional Units will be issued. In the case of the exercise as to less than all of the Warrant Shares, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, for the balance of the Warrant Shares.

                  4. The Company shall not be obligated to deliver any securities pursuant to the exercise of the Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to such securities is effective or an exemption thereunder is available.

                  5. This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Company, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrant Shares covered by the Warrant, each of such new Warrant Certificates to represent such number of Warrant Shares covered by the Warrant as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrant Shares covered by the Warrant will be issued to the transferee in exchange therefor.

                  6. Prior to the exercise of the Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder or member of the Company by virtue of this Warrant, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  7. The Company shall at all times reserve and keep available out of its authorized and unissued Units, solely for the purpose of providing for the exercise of the rights to purchase all Warrants Shares granted pursuant to the Warrant, such number of Units as shall then be issuable upon the exercise of the Warrant. The Company covenants that all Units issuable upon exercise of the Warrant, upon receipt by the Company of the full

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Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

                  8. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                         (a) In case the Company shall (i) declare a dividend
or make a distribution on its outstanding Units or Common Shares, (ii) subdivide or reclassify its outstanding Units or Common Shares into a greater number of shares, or (iii) combine or reclassify its outstanding Units or Common Shares into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of Units or Common Shares outstanding after giving effect to such action (as the case may be), and the numerator of which shall be the number of Units or Common Shares (as the case may be) outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                         (b) Upon each adjustment of the Exercise Price pursuant
to the provisions of this Section 8, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of the Warrant shall be adjusted to the nearest number of whole Units or Common Shares (as the case may be) by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                         (c) In case of any consolidation of the Company with,
or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Shares), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of the Warrant shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of Units or Common Shares for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments

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which shall be identical to the adjustments provided in this Section 8. The above provision of this paragraph shall similarly apply to successive consolidations or mergers.

                         (d) No adjustment in the number of Warrant Shares shall
be required if such adjustment is less than one; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest one-thousandth of a share.

                         (e) In any case in which this Section 8 shall require
that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised the Warrant after the record date, the Warrant Shares, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares upon the occurrence of the event requiring such adjustment.

                         (f) Whenever there shall be an adjustment as provided
in this Section 8, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable upon the exercise of the Warrant if such Warrant were exercisable on the date of such notice, and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  9.     In case at any time the Company shall propose

                         (a) to pay any dividend or make any distribution on
Units or Common Shares in Units or Common Shares or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Units or Common Shares; or

                         (b) to issue any rights, warrants, or other securities
to all holders of Common Shares entitling them to purchase any additional Units or Common Shares or any other rights, warrants, or other securities; or

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                         (c) to effect any reclassification or change of
outstanding Common Shares, or any consolidation or merger as described in
Section 8; or

                         (d) to effect any liquidation, dissolution, or
winding-up of the Company, then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of Units or Common Shares to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, or
(ii) the date on which any such reclassification, change of outstanding Units or Common Shares, consolidation, merger, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Units or Common Shares shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up.

                  10. The issuance of any Units, shares or other securities upon the exercise of the Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  11. Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of the Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

                  12. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of laws.

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                  IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed, manually or in facsimile by one of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

Dated: December 29, 1998

                                             WATTMONITOR LLC

[SEAL]

                                             By:    /s/ Gerald Alderson
                                                 ----------------------
                                                 Name:  Gerald Alderson
                                                 Title: President

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                                FORM OF ELECTION

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrant

                  The undersigned Registered Holder hereby irrevocably elects to purchase _________ Units of Class II Membership Interests subject to the Warrant represented by this Warrant Certificate, and requests that certificates for such securities shall be issued in name of

                          PLEASE INSERT SOCIAL SECURITY
                           OR OTHER IDENTIFYING NUMBER

                         -------------------------------

                         -------------------------------

                         -------------------------------

                         -------------------------------

                     (please print or type name and address)

and be delivered to

                         -------------------------------

                         -------------------------------

                         -------------------------------

                     (please print or type name and address)

and if such number of Units shall not be all the Units covered by the Warrant, that a new Warrant Certificate for the balance of the Units covered by the Warrant be registered in the name of, and delivered to, the Registered Holder at the address stated below.

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